Prospectus Supplement
John Hancock Investment Trust (the Trust)
John Hancock Seaport Long/Short Fund (the fund)
Supplement dated December 12, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
At its meeting held on December 10-12, 2024, the Board of Trustees (the Board) of the Trust, of which John Hancock Seaport Long/Short Fund (Seaport Long/Short) is a series, voted to approve a reorganization, that is expected to be tax-free, of Seaport Long/Short into John Hancock Disciplined Value Global Long/Short Fund (Disciplined Value Global Long/Short, and together with Seaport Long/Short, the funds), also a series of the Trust, as described below (the Reorganization).
Under the terms of the funds' Agreement and Plan of Reorganization and Termination, Seaport Long/Short will transfer all of its assets to Disciplined Value Global Long/Short in exchange for corresponding shares of Disciplined Value Global Long/Short. Disciplined Value Global Long/Short will assume all of Seaport Long/Short’s liabilities. The corresponding shares of Disciplined Value Global Long/Short will then be distributed to Seaport Long/Short’s shareholders, and Seaport Long/Short will be terminated. The Reorganization is expected to occur as of the close of business on or about April 4, 2025 (the Closing Date). Further information regarding the Reorganization will be contained in an information statement and prospectus, which is expected to be available on or about February 24, 2025.
Seaport Long/Short will remain open to purchases and redemptions from existing shareholders until the Closing Date. Seaport Long/Short will not accept orders from new investors to purchase shares of Seaport Long/Short, effective as of the close of business on January 13, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include Seaport Long/Short as an investment option as of the close of business January 13, 2025, may continue to make Seaport Long/Short shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Seaport Long/Short.
To satisfy an Internal Revenue Service requirement, Seaport Long/Short hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to Seaport Long/Short’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Seaport Long/Short or Disciplined Value Global Long/Short, or to receive a free copy of the information statement/prospectus relating to the merger, once it is available, please call the funds’ toll-free telephone number: 800-225-5291 (Class A and Class C), 888-972-8696 (Class I and Class R6), or 800-344-1029 (Class NAV). The information statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The information statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the information statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.
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